Offerings - Offering: 1	Mar. 18, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Class A Ordinary Shares, par value $0.0025 per share
Amount Registered | shares	30,000,000
Proposed Maximum Offering Price per Unit	1.1850
Maximum Aggregate Offering Price	$ 35,550,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,909.46
Offering Note	Consists of 30,000,000 Class A Ordinary Shares that are available to be issued and sold by the Company to the Selling Shareholders from time to time pursuant to a standby equity subscription agreement, dated as of February 26, 2026, between the Company and the Selling Shareholders, subject to satisfaction of the conditions set forth therein.